SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                              NAME OF REGISTRANT
--------------------------------------------------------------------------------
                              Nations Annuity Trust
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:   N/A
                                                                        --------
     2)  Aggregate number of securities to which transaction applies:    N/A
                                                                     ---------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction: N/A
                                                         -----
     5)  Total fee paid: N/A
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( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A
                                -----
     2)  Form, Schedule, or Registration Statement No.: N/A
                                                       -----
     3)  Filing Party: N/A
                      -----
     4)  Date Filed: N/A
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
                                NATIONS RESERVES
                              NATIONS ANNUITY TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                              Charlotte, N.C. 28255
                             TELEPHONE: 800-653-9427

                                                                    June 9, 2000

Dear Shareholder:

         On behalf of the Board of Trustees of Nations Reserves and Nations Annuity Trust, we are pleased to invite you to special meetings of shareholders of Nations International Equity Fund, Nations Emerging Markets Fund and Nations International Growth Portfolio (each a "Fund" and together the "Funds") to be jointly held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meetings").

         At the Meetings, you will be asked to approve investment sub-advisory agreements that relate to the investment sub-advisory arrangement that each of the Funds has with Gartmore Global Partners ("Gartmore"). Gartmore has recently experienced three changes in ownership. These changes relate only to the corporate ownership of Gartmore's parent companies and have not resulted, and are not expected to result, in any significant change to the Gartmore personnel who manage the Funds or in the way that the Funds are managed. Nevertheless, the federal securities laws require that shareholders of each Fund be given the opportunity to approve new investment sub-advisory agreements in order to allow Gartmore to continue to serve as investment sub-adviser to the Funds whenever this type of change occurs.

         Accordingly, we are soliciting your vote on three interim investment sub-advisory agreements that have been put in place as a result of each of the three changes. Each interim agreement is substantially similar to the investment sub-advisory agreement previously approved by shareholders. Additionally, we are soliciting your vote on a definitive investment sub-advisory agreement that will serve as the agreement governing the sub-advisory relationship with Gartmore on a going-forward basis. Although some of the terms of this agreement differ from those contained in the agreement previously approved by shareholders, the aggregate fees payable by each Fund for advisory services remains unchanged.

         Shareholders of Nations (Annuity Trust) International Growth Portfolio will also be asked to authorize such Fund to convert to a feeder fund in a master/feeder structure.

         All of the costs associated with this proxy solicitation are being borne by Banc of America Advisors, Inc., Gartmore and/or their affiliates. The Funds will not bear any of these expenses.

         THE BOARDS OF TRUSTEES OF NATIONS RESERVES AND NATIONS ANNUITY TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE EACH INVESTMENT SUB-ADVISORY AGREEMENT. THE BOARD OF NATIONS ANNUITY TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE NATIONS (ANNUITY TRUST) INTERNATIONAL GROWTH PORTFOLIO TO CONVERT TO A FEEDER FUND IN A MASTER/FEEDER STRUCTURE.

         The formal Notice of Special Meeting, Proxy Statement and Proxy Ballot are enclosed. The proposed items and the reasons for the unanimous recommendations of the Boards of Trustees are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the proposals, please do not hesitate to contact us at the toll-free number set forth above.

         We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.



                              Sincerely,





                              A. Max Walker
                              President and Chairman of the Board of Trustees of Nations Reserves and Nations Annuity Trust









         YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FAX AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.


--------------------------------------------------------------------------------
TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed PROXY STATEMENT select one of the following quick and easy methods to submit your proxy - ACCURATELY and QUICKLY.

VOTE ON-LINE                                              VOTE BY TOLL-FREE PHONE CALL
1.   Read the enclosed PROXY STATEMENT and have           1.  Read the enclosed PROXY STATEMENT and have your
     your PROXY BALLOT(S)* at hand.                           PROXY BALLOT(S)* at hand.
2.   Go to Web site WWW.PROXYVOTE.COM                     2.  Call toll-free 1-800-690-6903.
3.   Enter the 12-digit Control Number found on           3.  Enter the 12-digit Control Number found on your
     your PROXY BALLOT(S).                                    PROXY BALLOT(S).
4.   Submit your proxy using the easy-to-follow           4.  Submit your proxy using the easy-to-follow
     instructions.                                            instructions.

* DO NOT MAIL THE PROXY BALLOT(S) IF SUBMITTING YOUR PROXY BY INTERNET, FAX OR TELEPHONE.
--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 1, 2000

                   NATIONS RESERVES and NATIONS ANNUITY TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-653-9427

TO NATIONS INTERNATIONAL EQUITY FUND SHAREHOLDERS:

         PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations International Equity Fund of Nations Reserves will be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

         ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

         ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on June [ ], 2000.

         ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on June [ ], 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on June [ ], 2001).

         ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

         ITEM 5. Such other business as may properly come before the Meetings or any adjournment(s).

TO NATIONS EMERGING MARKETS FUND SHAREHOLDERS:

         PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Emerging Markets Fund of Nations Reserves will be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

         ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

         ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on June [ ], 2000.

         ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on June [ ], 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on June [ ], 2001).

         ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

         ITEM 5. Such other business as may properly come before the Meetings or any adjournment(s).

TO NATIONS (ANNUITY TRUST) INTERNATIONAL GROWTH PORTFOLIO SHAREHOLDERS:

         PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations International Growth Portfolio of Nations Annuity Trust will be held at 10:00 a.m., Eastern time, on August 1, 2000, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

         ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

         ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on June [ ], 2000.

         ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on June [ ], 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on June [ ], 2001).

         ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

         ITEM 5. Authorization for Nations International Growth Portfolio to convert to a feeder fund in a master/feeder structure.

         ITEM 6. Such other business as may properly come before the Meetings or any adjournment(s).

         YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

         Shareholders of record as of the close of business on June 5, 2000 are entitled to notice of, and to vote at, the Meetings or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF NATIONS RESERVES AND NATIONS ANNUITY TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR
PROXIES: 1) BY FAX AT (704) 388-2641; 2) BY TELEPHONE AT (800) 690-6903; OR 3)
ON-LINE AT WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS RESERVES OR NATIONS ANNUITY TRUST, AS APPLICABLE, A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                         By Order of the Boards of Trustees,
                         Richard H. Blank, Jr.
                         Secretary of Nations Reserves and Nations Annuity Trust

                                 PROXY STATEMENT
                               Dated June 9, 2000

                   NATIONS RESERVES and NATIONS ANNUITY TRUST
                            One Bank of America Plaza
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-653-9427

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Nations Reserves ("Reserves") and the Board of Trustees of Nations Annuity Trust ("Annuity Trust") at special meetings of shareholders of Nations International Equity Fund, Nations Emerging Markets Fund and Nations International Growth Portfolio (each, a "Fund" and collectively, the "Funds"). The Board of Trustees of Reserves and the Board of Trustees of Annuity Trust are sometimes collectively referred to as the "Boards." The special meetings and any adjournment(s) are referred to as the "Meetings." The Meetings have been called to consider the proposals described in the formal Notice of Meetings and in this Proxy Statement.

         Additional information about the Funds is available in their:

         o    Prospectuses;
         o    Statements of Additional Information, or SAIs; and
         o    Annual Reports to shareholders.

         All of this information is in documents filed with the Securities and Exchange Commission (the "SEC"). The annual reports to shareholders for the fiscal year ended March 31, 2000 have previously been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-321-7854. Documents also are available on the website of the SEC at www.sec.gov.

         It is expected that this Proxy will be mailed to shareholders on or about June 9, 2000.

                     APPROVAL OF THE SUB-ADVISORY AGREEMENTS

         Overview

         The investment sub-adviser that manages the Funds on a day-to-day basis is Gartmore Global Partners ("Gartmore"). As described below in more detail, Gartmore has recently experienced three changes in ownership. These changes relate only to the ownership of Gartmore's parent companies and have not resulted, and are not expected to result, in any significant change in the Gartmore personnel who manage the Funds or in the way that the Funds are managed.

         The Investment Company Act of 1940 (the "1940 Act") requires that shareholders approve a mutual fund's investment sub-advisory contract. In order to protect investors, the 1940 Act also requires that any time an investment sub-adviser undergoes a change in ownership or control, the investment sub-advisory agreement is automatically terminated. Shareholders must then approve a new agreement in order for the fund to continue to receive contractual sub-advisory services. In order to ensure that a fund is not left without contractual sub-advisory services after the termination of a sub-advisory agreement, but before shareholders can approve the new agreement, the 1940 Act allows a mutual fund's board of directors to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions.

         On March 6, 2000, May 15, 2000 and June [ ], 2000, Gartmore underwent separate changes in ownership. The first two changes led to the Royal Bank of Scotland plc becoming the indirect parent of Gartmore. The third and last change led to Nationwide Mutual Insurance Company becoming the indirect parent of Gartmore. These changes were the types of changes that could be deemed to have caused the termination of the then current investment sub-advisory agreement that each Fund had in place with Gartmore. Accordingly, interim investment sub-advisory agreements ("Interim Agreements") were approved by the Boards and put in place, as described below in more detail, and Fund shareholders are now being asked to approve and ratify each applicable Interim Agreement.

         Each Interim Agreement is substantially identical to the corresponding investment sub-advisory agreement previously approved by Fund shareholders (each, a "Previous Agreement" and collectively, the "Previous Agreements"), except with respect to certain differences required by federal securities laws that are explained below, and also except with respect to the fact that the investment sub-advisory fee rates payable under the second and third Interim Agreements are lower than those payable under both the first Interim Agreements and the Previous Agreements.

         Fund shareholders also are being solicited on a proposed definitive investment sub-advisory agreement (each, a "Definitive Agreement" and collectively, the "Definitive Agreements") for their Fund. If approved by shareholders, each Definitive Agreement will be the contract that governs the sub-advisory relationship with Gartmore after the shareholder meetings.. The Definitive Agreements are different in form than the Interim Agreements, although the basic array of sub-advisory services that Gartmore is required to provide under the Definitive Agreements is largely unchanged from that which Gartmore provides currently under the Interim Agreements. Additionally, the investment sub-advisory fee rates payable under the Definitive Agreements are the same as those payable under the second and third Interim Agreements.

         It is important to note that the changes in Gartmore's ownership and the related Interim and Definitive Agreements will not result in any change to the aggregate advisory fees payable by each Fund.

--------------------------------------------------------------------------------
         SPECIAL NOTE FOR NATIONS INTERNATIONAL EQUITY FUND SHAREHOLDERS ONLY

         Shareholders of Nations International Equity Fund may recall that the Fund is a "feeder" fund in a master/feeder structure where Nations International Equity Master Portfolio of Nations Master Investment Trust serves as the "master" portfolio (the "Master Portfolio"). Because the assets of the Fund are invested in the Master Portfolio, investment advisory and sub-advisory services are provided at the Master Portfolio level. Therefore, the Interim Agreements and Definitive Agreement affecting the Fund are not contracts with the Fund directly but rather contracts with the Master Portfolio. As an interestholder in the Master Portfolio, the Fund is "passing-through" the vote to Fund shareholders via this proxy solicitation, and will vote its interests in the Master Portfolio in the same proportion as Fund shareholders vote.

         In addition, in order to avoid confusion of terms, throughout this Proxy Statement, the terms Fund (or Nations International Equity Fund) and Master Portfolio (or Nations International Equity Master Portfolio) are sometimes used interchangeably.
--------------------------------------------------------------------------------

         THE BOARDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE EACH INTERIM AGREEMENT AND DEFINITIVE AGREEMENT APPLICABLE TO THEIR FUND.

         TRANSACTION 1 AND THE INTERIM 1 AGREEMENTS

         As of March 6, 2000, Gartmore was a joint venture, structured as a 50/50 general partnership between NB Partner Corp. and Gartmore U.S. Limited. As of that date, NB Partner Corp. was a wholly-owned subsidiary of Bank of America Corporation and Gartmore U.S. Limited was an indirect wholly-owned subsidiary of Asset Management Holdings plc ("AMH").

         Until March 6, 2000, AMH was a wholly-owned subsidiary of National Westminster Bank plc ("NatWest"), which was owned by public shareholders. On that date, the Royal Bank of Scotland Group plc ("RBS") acquired NatWest in a tender-offer transaction ("Transaction 1"). As a result of Transaction 1, RBS acquired indirect ownership of 50% of Gartmore. Accordingly, Transaction 1 was treated as a "change in control" of Gartmore, which effected an assignment and termination of the Previous Agreements.

         The Previous Agreement for Nations International Equity Master Portfolio was last approved by shareholders on [ ]. Under that Previous Agreement, BAAI paid Gartmore at an annual rate of 0.70% of the average daily net assets of the Fund. The Previous Agreement for Nations Emerging Markets Fund was last approved by shareholders on [ ]. Under that Previous Agreement, BAAI paid Gartmore at an annual rate of 0.85% of the average daily net assets of the Fund. The Previous Agreement for Nations International Growth Portfolio was last approved by shareholders at a meeting held on [ ]. Under that Previous Agreement, BAAI paid Gartmore at an annual rate of 0.70% of the average daily net assets of the Fund.

         Rule 15a-4 under the 1940 Act allows a mutual fund's board of directors to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions. On March 3, 2000, the Boards approved an interim agreement among BAAI, Gartmore and Reserves or Annuity Trust (as applicable), on behalf of each Fund (the "Interim 1 Agreements"). In accordance with the terms of Rule 15a-4, the Interim 1 Agreements (i) do not provide for any increase in the compensation to be received by Gartmore from that provided in corresponding Previous Agreements; (ii) provide that the Boards, or a majority of the Funds' outstanding shares, may terminate the Interim 1 Agreements at any time, without payment of any penalty, on ten (10) days written notice to Gartmore; (iii) contain the same terms and conditions as the corresponding Previous Agreements, except for required exceptions; and (iv) provide that compensation earned by Gartmore under the Interim 1 Agreements be held in an interest-bearing escrow account to be paid to Gartmore only if the shareholders of the applicable Fund ratify their Fund's Interim 1 Agreement, and that if shareholders do not ratify such Interim 1 Agreement, Gartmore shall be entitled to a portion of such compensation that equals its costs incurred in providing services under that Interim 1 Agreement (plus interest earned on that amount while in escrow). The investment sub-advisory fee rates payable to Gartmore under the Interim 1 Agreements are at the following rates: an annual rate of 0.70% of the average daily net asset value of each Fund, except Nations Emerging Markets Fund, for which the annual rate is 0.85% of that Fund's average daily net asset value. These rates are the same as those payable under the corresponding Previous Agreements. The term of the Interim 1 Agreements is from March 6, 2000 through May 15, 2000.

         TRANSACTION 2 AND THE INTERIM 2 AGREEMENTS; AND TRANSACTION 3 AND THE INTERIM 3 AGREEMENTS

         Prior to the closing of Transaction 1, RBS expressed interest in selling the entire Gartmore advisory business to a third-party. Subsequently, Gartmore U.S. Limited and NB Partner Corp. entered into an agreement whereby NB Partner Corp. agreed to transfer its 50% interest in Gartmore to Gartmore Securities Limited ("Transaction 2"). Transaction 2 resulted in AMH indirectly owning 100% of Gartmore; accordingly, a sale of AMH by RBS would convey the entire Gartmore advisory business to the buyer. Following Transaction 2, Bank of America Corporation no longer held any direct or indirect interest in Gartmore. On March 30, 2000, RBS announced the sale of AMH to Nationwide Mutual Insurance Company ("Nationwide") ("Transaction 3"). Consequently, upon the closing of Transaction 3, Nationwide indirectly owned 100% of Gartmore. Transaction 2 closed on May 15, 2000 and Transaction 3 closed on June [ ], 2000.

         At special meetings held on April 26, 2000, the Boards approved an interim agreement among BAAI, Gartmore and Reserves or Annuity Trust (as applicable), on behalf of each Fund ("Interim 2 Agreements") in connection with Transaction 2, and an interim agreement among BAAI, Gartmore and Reserves or Annuity Trust (as applicable), on behalf of each Fund ("Interim 3 Agreements") in connection with Transaction 3, in accordance with the terms of Rule 15a-4, even though the Previous Agreements had already been terminated by Transaction 1.

         The Interim 2 Agreements and Interim 3 Agreements are identical in all material respects to their corresponding Interim 1 Agreements except for their effective dates, termination dates and sub-advisory fee rates. The investment sub-advisory fee rates payable to Gartmore under the Interim 2 Agreements and Interim 3 Agreements are at the following annual rates, all of which are less than the rates payable under the corresponding Previous Agreement and Interim 1
Agreement: (i) for Nations International Equity Master Portfolio--0.65% of the first $60,000,000 of the Master Portfolio's average daily net assets; plus, 0.55% of the next $130,000,000 of the Master Portfolio's average daily net assets; plus 0.45% of the next $200,000,000 of the Master Portfolio's average daily net assets; plus 0.40% of the Master Portfolio's average daily net assets in excess of $390,000,000; (ii) for Nations Emerging Markets Fund--0.66% of the average daily net assets of the Fund; and (iii) for Nations International Growth Portfolio--0.54% of the average daily net assets of the Fund.

         The term of each Interim 2 Agreement is from May 15, 2000 through June [ ], 2000, and the term of each Interim 3 Agreement is from June [ ], 2000 through the date that Fund shareholders approve a Definitive Agreement (or, if a Definitive Agreement is not approved, through June [ ], 2001 and continuing indefinitely thereafter so long as the Boards approve it annually).

         THE DEFINITIVE AGREEMENTS

         At the same special meetings held on April 26, 2000, the Boards also approved the Definitive Agreements. The Definitive Agreements are based on a new uniform form of agreement that the entire Nations Funds complex is in the process of implementing. Accordingly, each Definitive Agreement will be different in form than its corresponding Previous Agreement and Interim Agreements, although the scope and type of services under each Definitive Agreement are substantially the same as those provided under the corresponding Interim Agreements and Previous Agreements.

         This new form of agreement is more efficient for the Funds and BAAI to utilize because of its standardization. In addition, the Definitive Agreements benefit the Funds by providing for the indemnification of the Funds by Gartmore under certain circumstances. Specifically, Gartmore agrees to hold the Funds harmless from any and all direct or indirect claims, losses, liabilities or damages resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, (i) from willful misfeasance, bad faith or negligence on the part of Gartmore or any of its officers, directors, employees or agents in connection with their duties under the Definitive Agreements, (ii) from reckless disregard by Gartmore or its officers, directors, employees or agents of any of their obligations and duties under the Definitive Agreements, or (iii) from any violations of federal or state securities laws, rules, regulations, statutes and codes by Gartmore or any of its officers, directors, employees or agents. In an attempt to further protect the Funds, the Definitive Agreements require Gartmore to maintain a blanket bond and professional liability insurance in an amount acceptable to BAAI.

         The Definitive Agreements contain additional provisions that are intended to ensure continued consistency in the services provided to the Funds. For example, if Gartmore becomes aware of any event or occurrence that could have a material impact on the performance of its duties, the Definitive Agreements require Gartmore to provide notice of such event to BAAI and the Funds. This will enable the Funds and BAAI to avoid any interruptions in the sub-advisory services provided to the Funds that might result from events beyond the control of the Funds. Further, the Definitive Agreements allow for Gartmore to enter into certain commission agreements whereby Gartmore may conduct part of its business through brokers on an agency basis because of the benefits of the services that such brokers provide, as opposed to dealing directly with market makers.

         The investment sub-advisory fee rates payable to Gartmore under the Definitive Agreements are at the same rates shown above for the Interim 2 Agreements and Interim 3 Agreements. The term of the Definitive Agreements will be two years beginning on the date that they are approved by shareholders and may continue in effect indefinitely after that initial two year period so long as the Boards approve them annually thereafter.

         BOARD CONSIDERATION

         At in-person meetings held on March 3, 2000, the Boards considered matters relating to Transaction 1 and approved the Interim 1 Agreements. Such approvals were made by the Boards, including a majority of the Trustees who were not parties to the Interim 1 Agreements or "interested persons," as such term is defined under Section 2(a)(19) of the 1940 Act, of any party to such Agreements. Specifically, the Boards determined that the compensation payable under the Interim 1 Agreements was fair and reasonable and did not reflect an increase in compensation from the corresponding Previous Agreements. The Boards also determined that the scope and quality of services to be provided to the Funds under the Interim 1 Agreements would be at least equivalent to the scope and quality of services provided under the corresponding Previous Agreements.

         At in-person meetings held on April 26, 2000, the Boards considered matters relating to Transactions 2 and 3 and approved the Interim 2 Agreements, Interim 3 Agreements and Definitive Agreements. Such approvals were made by the Boards, including a majority of the Trustees who were not parties to such Interim Agreements or Definitive Agreements or "interested persons," as such term is defined under Section 2(a)(19) of the 1940 Act, of any party to such Agreements. Specifically, the Boards determined that the compensation payable under the Interim 2 Agreements, Interim 3 Agreements and Definitive Agreements was fair and reasonable and did not reflect an increase in compensation from the corresponding Interim 1 Agreements. The Boards also determined that the scope and quality of services to be provided to the Funds under the Interim 2 Agreements, Interim 3 Agreements and Definitive Agreements would be at least equivalent to the scope and quality of services provided under the Interim 1 Agreements. With respect to the Master Portfolio, these same determinations and approvals were made by the Board of Trustees of Nations Master Investment Trust.

         INFORMATION REGARDING GARTMORE

         Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. It currently serves as investment sub-adviser to the Funds pursuant to the Interim 3 Agreements.

         Under the Interim 1 Agreements, Gartmore's indirect parents were Bank of America Corp. and RBS. Bank of America Corp. is a Delaware financial holding company that provides banking and non-banking financial services and products through various subsidiaries. Its subsidiary Bank of America, N.A. is the nations largest banking institution. Under the Interim 2 Agreements, Gartmore's indirect parent was RBS. RBS is a publicly owned company with its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, which provides banking, insurance, and related financial services with a core market in the United Kingdom, but is also active in Europe and the north-eastern United States.

         Under the Interim 3 Agreements, Gartmore's indirect parent was Nationwide. Nationwide is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is the controlling company of the Nationwide Insurance Enterprise, an insurance and financial services organization (the "Enterprise"). In 1997, Nationwide had $5.1 billion of net written premium. Nationwide is a party to the Nationwide Intercompany Pooling Agreement (the "Nationwide Pooling Agreement") with 12 other property and casualty insurance companies within the Enterprise which provides that Nationwide shares in a specified percentage of the combined underwriting results and dividends to policyholders incurred by such companies (the "Nationwide Pool"). The insurance companies comprising the Nationwide Pool were the sixth largest property and casualty insurance group and were the fourth largest automobile insurance group in the United States, with approximately $8.4 billion in total net written premium at December 31, 1997 and approximately a 3.3% market share. Nationwide was originally chartered in the State of Ohio in 1925 as the Farm Bureau Mutual Automobile Insurance Company and it adopted its present name in 1955.

         As of the date of this Proxy Statement, Gartmore is an indirect subsidiary of AMH, which in turn, is an indirect subsidiary of Nationwide. Nationwide is headquartered at One Nationwide Plaza, Columbus, Ohio 43215-2200. [GARTMORE IS MANAGED BY A FOUR-PERSON MANAGEMENT COMMITTEE, WITH TWO MEMBERS APPOINTED BY EACH PARTNER, AND DAY-TO-DAY AFFAIRS ARE MANAGED BY A CHIEF EXECUTIVE OFFICER AND A CHIEF INVESTMENT OFFICER.]

         The principal executive officers of Gartmore are listed below.


Name and Address             Position at Gartmore           Principal Occupation






         The aggregate amount paid to Gartmore by BAAI for each Fund for the period March 31, 1999 through March 31, 2000 was as follows: $xxx for Nations International Equity Master Portfolio; $xxx for Nations Emerging Markets Fund and $xxx for Nations International Growth Portfolio. The aggregate amount paid to Gartmore by BAAI for all of the mutual funds in the Nations Funds family for the period March 31, 1999 through March 31, 2000 was $3,477,041.

         Gartmore also serves as investment sub-adviser to one other international portfolio in the Nations Funds family: Nations International Growth Fund. For services provided pursuant to its investment sub-advisory agreement, BAAI pays Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.54% of the average daily net assets of such fund. As of March 31, 2000, Nations International Growth Fund had assets of
xxxx. Shareholders of Nations International Growth Fund are being solicited separately to approve similar interim investment sub-advisory agreements and also a reorganization of that fund into Nations International Equity Fund.

         For the fiscal year ended March 31, 2000, Gartmore waived or otherwise reduced its compensation entitled to it for providing investment sub-advisory services to the Funds in an amount equal to $223,410.

         No officer or trustee of Reserves, Annuity Trust or Nations Master Investment Trust is an officer, employee, director, general partner or shareholder of BAAI, Gartmore or any of their affiliates.

     FOR NATIONS (ANNUITY TRUST) INTERNATIONAL GROWTH PORTFOLIO SHAREHOLDERS ONLY--AUTHORIZATION OF THE FUND TO CONVERT TO A MASTER/FEEDER STRUCTURE

         Overview of the Proposal

         The Nations (Annuity Trust) International Growth Portfolio currently is a stand-alone mutual fund--that is to say, it invests directly in a portfolio of securities. In contrast, a "feeder" fund in a master/feeder structure is a mutual fund that does not invest directly in a portfolio of securities but rather invests all of its assets in another mutual fund called a master portfolio, which has an identical investment objective and principal investment strategies. As detailed below, a master/feeder structure can be used to pool assets from multiple feeders into a larger master portfolio which can be managed more efficiently. The Nations (Annuity Trust) International Growth Portfolio may decide to convert to a feeder fund in the future, and accordingly, Fund shareholders are being asked now to authorize the Fund to do so at some future date. If shareholder approval is obtained, there is no guarantee that the Fund would exercise such authority within a specific period of time or even exercise the authority at all. Nevertheless, if the Fund did convert to a feeder fund, Fund shareholders would not be re-solicited but would be made aware of the change by a supplement to the Fund's prospectus.

         THE BOARD OF NATIONS ANNUITY TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE NATIONS (ANNUITY TRUST) INTERNATIONAL GROWTH PORTFOLIO TO CONVERT TO A FEEDER FUND IN A MASTER FEEDER STRUCTURE.

         Master/Feeder Structures

         One potential advantage of a master/feeder structure is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing a larger combined pool of assets. Another potential advantage of such a structure is that the master portfolio may have opportunities to pursue other distribution channels--such as insurance company separate accounts--that may not otherwise be available to the same extent as stand-alone mutual funds. All feeders in a master portfolio typically invest on the same terms and conditions and pay a proportionate share of the master portfolio's expenses, although such expenses and fees are reflected in the total operating expense ratios that are shown in a fund's prospectus. However, all feeder funds in a master portfolio are not required to sell their shares at the same offering price and may sell shares with different sales loads and on-going administrative and other expenses. Therefore, one feeder fund's shareholders may have different returns than shareholders in another feeder fund that all invest in the same master portfolio.

         If the Fund were to convert to a feeder fund, it could subsequently withdraw its entire investment from a master portfolio and once again become a stand-alone Fund if the Board of Trustees of Annuity Trust determines that such course is in the best interests of the Fund to do so. Also, other investors (e.g., other feeder funds) in a master portfolio may similarly withdraw their investment at any time. The Fund might withdraw, for example, if the master portfolio changed its investment objective, policies and limitations in a manner unacceptable to the Board of Trustees of Annuity Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the master portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could adversely affect the liquidity of the Fund's investment portfolio. In addition, if securities were distributed, the Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges in converting the securities to cash. This could result in a lower net asset value of a shareholder's shares and/or certain adverse tax consequences for a shareholder.

         None of the Fund's fundamental or non-fundamental policies currently prohibit the Fund from converting to a master/feeder structure. However, the Board has decided to seek shareholder authorization of the possible future change in order to ensure that shareholders support a possible future conversion. Among other things, this authorization will enable the Board to convert the Fund without incurring the cost of a future proxy solicitation, even if the features or service providers of the master portfolio differ from those of the Fund, as long as the Board believes that such conversion is in the best interest of the Fund and its shareholders at the time and in light of the circumstances presented.

         Again, if the Fund were to convert to a feeder fund, it would be an interestholder in the master portfolio. This means that any matter upon which all interestholders of the master portfolio would be entitled to vote (for example, a new investment advisory contract) would be voted upon by each feeder fund to the master portfolio. In determining how to vote its interests, the Fund might either submit the matter to its shareholders and vote its interests in the same proportion as its shareholders vote, or vote its interests in the same proportion as other interests are voted.

         Taxation of a Master/Feeder Structure

         A master portfolio typically is treated as a partnership for federal income tax purposes rather than as a regulated investment company or a corporation under the Internal Revenue Code of 1986, as amended (the "Code"). Under the rules applicable to a partnership, a proportionate share of any interest, dividends, gains and losses of the master portfolio will be deemed to have been realized (I.E., "passed-through") to its interest holders, regardless of whether any amounts are actually distributed by the master portfolio. Each interestholder in the master portfolio, would be taxed on its share (as determined in accordance with the governing instruments of the master portfolio, the Code and applicable U.S. Treasury Regulations promulgated thereunder) of the master portfolio's income and gains in determining such holder's taxable income. It is intended that the master portfolio's assets, income and distributions will be managed in such a way that an interestholder in the master portfolio will be able to qualify as a regulated investment company.

                                 VOTING MATTERS

         General Information

          This Proxy Statement is being furnished in connection with the solicitation of proxies for the Meetings by the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Reserves and Annuity Trust also may solicit proxies by telephone or otherwise. In this connection, each has retained ADP Proxy Services to assist in the solicitation of proxies. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by fax, by marking, signing, dating and faxing the enclosed proxy ballot(s) to ADP Proxy Services at (704) 388-2641; (3) by phone at (800) 690-6903; or 4) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting to Reserves or Annuity Trust, as applicable, a written notice of revocation addressed to Reserves or Annuity Trust, as applicable, at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meetings and voting in person.

         Any expenses incurred as a result of hiring ADP Proxy Services or any other proxy solicitation agent will be borne by BAAI, Gartmore and/or their affiliates.

         Only shareholders of record at the close of business on June 5, 2000 will be entitled to vote at the Meetings. On that date, __________ shares of Nations International Equity Fund, ___________ shares of Nations Emerging Markets Fund and ____________ shares of Nations International Growth Portfolio were outstanding and entitled to be voted. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

         If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

--------------------------------------------------------------------------------
SPECIAL NOTE FOR SHAREHOLDERS OF NATIONS (ANNUITY TRUST) INTERNATIONAL
GROWTH PORTFOLIO

         The Hartford Life Insurance Company ("The Hartford") is the legal owner of all Fund shares held in the separate account, which is registered as a unit investment trust under the 1940 Act and where The Hartford sets aside and invests the assets of certain of its annuity contracts. Accordingly, The Hartford has the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, The Hartford will: (i) notify each annuity contract owner ("Owner") of the Meeting if the shares held for that Owner's contract may be voted; (ii) send proxy materials and a form of instructions that each Owner can use to tell The Hartford how to vote the Fund shares held for such contract; (iii) arrange for the handling and tallying of proxies received from Owners; (iv) vote all Fund shares attributable to such Owner's contract according to instructions received from such Owner, and (iv) vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
--------------------------------------------------------------------------------
         Quorum

         A quorum is constituted with respect to Nations International Equity Fund and Nations Emerging Markets Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of each Fund entitled to vote at their Meetings. A quorum is constituted with respect to Nations International Growth Portfolio by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of the Fund entitled to vote at its Meeting.

         For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Interim Agreements and the Definitive Agreements. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

         In the event that a quorum is not present for any of the Meetings, or in the event that a quorum is present at such Meetings but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

         Shareholder Approval

         The Interim Agreements and the Definitive Agreements are being submitted for approval at the Meetings by each Fund's shareholders pursuant to the respective charter documents of each of Reserves and Annuity Trust, and were unanimously approved by the Boards at meetings held on March 3, 2000 and April 26, 2000. The 1940 Act requires that each Interim Agreement and Definitive Agreement must be approved by a "majority of the outstanding shares" of a Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or
(ii) more than 50% of the outstanding shares of the Fund.

         If an Interim Agreement is not approved by shareholders, Gartmore would be entitled to receive for the period covered by such Interim Agreement a portion of such compensation that equals its costs incurred in providing services under the Interim Agreement (plus interest earned on that amount while in escrow). If neither the Interim 3 Agreement nor a Definitive Agreement is approved for a Fund, the relevant Board will consider what further action is appropriate.

         With respect to the proposal relating to Nations International Growth Portfolio's authority to convert to a feeder fund in a master/feeder structure, such proposal shall be deemed approved by shareholders if a majority of shares voted at the Meeting vote to approve the item.

         Principal Shareholders

         The table below shows the name, address and share ownership of each person known to Reserves and/or Annuity Trust to have ownership with respect to 5% or more of a class of a Fund as of June 5, 2000. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to Reserves and/or Annuity Trust to own such shares beneficially is designated by an asterisk.

                                                              CLASS/AMOUNT OF    PERCENTAGE OF     PERCENTAGE
           FUND                    NAME AND ADDRESS            SHARES OWNED          CLASS           OF FUND
NATIONS (ANNUITY TRUST)
INTERNATIONAL GROWTH
PORTFOLIO

NATIONS EMERGING MARKETS
FUND

NATIONS INTERNATIONAL
EQUITY FUND


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of June 5, 2000, Bank of America had voting control of xx.xx% of the _______ Fund's outstanding shares. Accordingly, the Bank of America may be considered to "control" such Fund. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America's control is likely to increase the chance that a Fund's shareholders will approve the proposed items.

         As of June 5, 2000, the officers and trustees of Reserves and Annuity Trust, as a group, owned less than 1% of any class of a Fund.

         Annual Meetings and Shareholder Meetings

         Neither Reserves nor Annuity Trust presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                                 OTHER BUSINESS

         The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to Reserves or Annuity Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy Statement.

                               *        *        *

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY FAX, TELEPHONE OR ON-LINE.

         RESERVES AND/OR ANNUITY TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUNDS' MARCH 31, 2000 ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS RESERVES OR NATIONS ANNUITY TRUST, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT 1-800-321-7854.

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING


NATIONS INTERNATIONAL GROWTH PORTFOLIO
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 1, 2000

         The undersigned hereby appoints Richard H. Blank and Carolyn Wyse (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations International Growth Portfolio (the "Fund") of Nations Annuity Trust ("Nations") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on August 1, 2000, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JUNE 9, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641.


                                         ---------------------------------

                                         ---------------------------------

                                         Please sign above exactly as your
                                         name(s) appear(s) hereon. Corporate
                                         proxies should be signed in full
                                         corporate name by an authorized
                                         officer. Each joint owner should sign
                                         personally. Fiduciaries should give
                                         full titles as such.

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

ITEM 1. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on March 6, 2000 and ending on May 15, 2000.

                            FOR           AGAINST     ABSTAIN
                            |_|              |_|        |_|


ITEM 2. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on May 15, 2000 and ending on June [ ], 2000.

                            FOR           AGAINST     ABSTAIN
                            |_|              |_|        |_|


ITEM 3. Ratification and approval of an interim investment sub-advisory agreement with Gartmore Global Partners for the period beginning on June [ ], 2000 and ending on the date shareholders approve a definitive agreement (or, if a definitive agreement is not approved, on June [ ], 2001).

                            FOR           AGAINST     ABSTAIN
                            |_|              |_|        |_|


ITEM 4. Approval of a definitive investment sub-advisory agreement with Gartmore Global Partners.

                            FOR           AGAINST     ABSTAIN
                            |_|              |_|        |_|

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING



ITEM 5. Authorization for Nations International Growth Portfolio to convert to a feeder fund in a master/feeder structure.

                            FOR           AGAINST     ABSTAIN
                            |_|              |_|        |_|


In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                        -----------------------   --------
                                        Signature                   Date

-----------------------   --------
SIGNATURE (JOINT OWNERS)